UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 6, 2021
___________________
Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
305 Main Street Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SUMO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On September 6, 2021, the Board of Directors (the “Board”) of Sumo Logic, Inc. (the “Company”) expanded the size of the Board to nine members and appointed Margaret Francis to the Board as a Class III director, effective immediately. It has not yet been determined on which committees of the Board Ms. Francis will serve.

Ms. Francis will participate in the Company’s director compensation policy, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on May 21, 2021. In addition, Ms. Francis will execute the Company’s standard form of indemnification agreement.

Ms. Francis has served as president and chief operating officer and a member of the board of directors at Armory Inc., a collaborative software delivery platform, since September 2020. Prior to joining Armory, Ms. Francis served as senior vice president of products and general manager of Heroku, a cloud platform-as-a-service provider and a subsidiary of Salesforce.com, Inc., from March 2018 to September 2020, and as vice president of product management from January 2014 to March 2018. Ms. Francis has also held product leadership positions at ExactTarget and Beckon. Ms. Francis holds a B.A. in Art from Yale University and a M.F.A in Photography from the San Francisco Art Institute.

A copy of the press release announcing Ms. Francis’s appointment is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated September 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMO LOGIC, INC.

Date: September 9, 2021	By:	/s/ Katherine Haar
	Name:	Katherine Haar
	Title:	General Counsel